EFMT DEPOSITOR LLC ABS 15G

Exhibit 99.01

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on behalf of its client, Ellington Management Group, LLC. The review included a total of 3,291 residential closed-end second-lien mortgage loans in connection with the securitization identified as EFMT 2025-CES3 (the “Securitization”). The Review was conducted from December 2023 through May 2025 on mortgage loans originated between November 2023 and March 2025.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors
i.	Income / Assets
•	Validate borrower(s) monthly gross income
•	Validate funds required to close, required reserves
•	Review file documentation for required level of income and asset verifications
ii.	Employment Status
•	Review file documentation for required level of employment
iii.	Monthly Mortgage Payment
•	Confirm program, qualifying rate, terms
iv.	Simultaneous Loans
•	Validate all concurrent loans are included in the DTI to properly assess the ability to repay
v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.
•	Validate subject loan monthly payment (PITI) and associated obligations
vi.	Debts / Obligations
•	Validate monthly recurring liabilities
vii.	DTI and/or Residual Income
•	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file
•	Documentation meets Appendix Q requirements for QM Loans
viii.	Credit History
•	Review credit report for credit history and required credit depth including any / all inquiries
•	Determine representative credit score from credit report
b.	Validate loan-to-value (LTV) and combined loan-to-value
c.	Review borrower's occupancy
d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower's willingness and ability to repay the debt
f.	Confirm that Final 1003 is sufficiently completed
g.	Provide Audit 1008 with accurate data based on file documentation
h.	Confirm Loan Approval conditions were met
i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible
j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:
a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and
ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and
ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than applicable dollar amount threshold.
ii.	Consider Income and Assets:
o	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;
o	The consumer’s debt obligations, alimony, child support; and
o	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;
iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;
iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;
v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and
vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
iv.	Confirm a full three (3) day rescission period was provided to the borrower

j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required.

For loans reviewed in a post-close valuation review scenario (3,291 loans in total):

An AVM, exterior only appraisal, or full appraisal was utilized as the original valuation product for all loans within the review population. An AVM was utilized for two thousand three hundred six (2,306) loans, an exterior only appraisal was utilized for one (1) loan, and a full appraisal was utilized for nine hundred eighty-four (984) loans.

In some instances, additional valuation products were provided. Two hundred forty-six (246) loans had AVMs, zero (0) loans had exterior only appraisals, and zero (0) loans had a second full appraisal.

Product totals may not sum due to multiple products for each loan.

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the three thousand two hundred and ninety-one (3,291) mortgage loans reviewed, two thousand three hundred and ninety-nine (2,399) unique mortgage loans (72.90% by loan count) had a total of three thousand seven hundred and six (3,706) discrepancies across sixteen (16) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Qualifying Total Debt Income Ratio	1,496	40.37%
Qualifying CLTV	1161	31.33%
QM Qualifying Housing Debt Income Ratio	288	7.77%
Qualifying LTV	249	6.72%
Closing/Settlement Date	233	6.29%
Maturity Date	169	4.56%
Property Value	33	0.89%
Property Type	26	0.70%
Loan Amount	22	0.59%
First Payment Date	13	0.35%
Qualifying FICO	8	0.22%
Note Date	2	0.05%
Property Address	2	0.05%
Property City	2	0.05%
Borrower 1 Last Name	1	0.03%
Property County	1	0.03%
Grand Total	3,706	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results DBRS, KBRA, Moodys, S&P:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3,183	$274,029,476.00	96.72%
Event Grade B	108	$11,733,024.00	3.28%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	3,291	$285,762,500.00	100.00%

Overall Loan Results Fitch:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3,181	$273,618,416.00	96.66%
Event Grade B	110	$12,144,084.00	3.34%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	3,291	$285,762,500.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	3,267	99.27%
Event Grade B	24	0.73%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	3,291	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	3,214	97.66%
Event Grade B	77	2.34%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	3,291	100.00%

Valuation Results Fitch:
Event Grade	Loan Count	Percent of Sample
Event Grade A	3,280	99.67%
Event Grade B	11	0.33%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	3,291	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	2511
		Title Document is Partially Present	213
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	65
		Audited DTI Exceeds Guideline DTI	60
		Borrower 1 3rd Party VOE Prior to Close Missing	58
		Missing legal documents for senior or subordinate lien	46
		Hazard insurance dwelling coverage is not sufficient	40
		Borrower 1 Citizenship Documentation not provided	38
		Income and Employment Do Not Meet Guidelines	31
		Housing History Does Not Meet Guideline Requirements	30
		HO6 Master Insurance Policy is Missing	28
		Missing Verification of Subject Property Taxes, Insurance, HOA or Other Payments	27
		Audited Loan Amount is less than Guideline Minimum Loan Amount	19
		Audited CLTV Exceeds Guideline CLTV	13
		Audited HCLTV Exceeds Guideline HCLTV	13
		Missing VOM or VOR	13
		Borrower 1 Award Letter Missing	13
		Verification of Borrower Liabilities Missing or Incomplete	13
		Missing income documentation	13
		The Deed of Trust is Incomplete	12
		PUD Rider is Missing	12
		Hazard Insurance Effective Date is after the Disbursement Date	12
		Title Document Missing	12
		Hazard Insurance Policy is Partial	11
		Borrower 1 Paystubs Missing	11
		ATR: Reasonable Income or Assets Not Considered	11
		Borrower 2 Citizenship Documentation not provided	11
		Borrower 2 3rd Party VOE Prior to Close Missing	10
		ATR: Current Employment Not Verified	10
		Borrower 1 W2/1099 Missing	10
		Audited FICO is less than Guideline FICO	9
		The Final 1003 is Incomplete	8
		Delinquent Credit History Does Not Meet Guideline Requirements	7
		Loan does not conform to program guidelines	7
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	6
		Missing Property Tax Cert	6
		ATR Risk	6
		Missing Lender Income Calculation Worksheet	6
		Fraud alert is present on the credit report	5
		Missing Verification of Mortgage	5
		Property Title Issue	5
		Borrower 1 Credit Report is Missing	5
		Subject Property Address on Note does not match Insured Property Address	4
		Collections, liens or judgments not paid at closing	4
		Title issue	4
		Satisfactory Chain of Title not Provided	4
		The Note is Incomplete	4
		Missing Payment History	4
		Income/Employment General	4
		Hazard Insurance Policy is Missing	3
		Evidence of Property Tax Missing	3
		Missing Income - Award Letter	3
		Borrower 2 Award Letter Missing	3
		Borrower 2 W2/1099 Missing	3
		Borrower 2 Paystubs Missing	3
		Income 3 Months Income Verified is Missing	3
		Borrower 1 Tax Returns Not Signed	2
		Transmittal Summary is Missing	2
		Borrower 1 Credit Report is Incomplete	2
		Borrower 1 Paystubs Less Than 1 Month Provided	2
		No evidence of required debt payoff	2
		Missing Credit Report Supplement	2
		Borrower 1 WVOE Missing	2
		Borrower information on 1003 is incomplete	2
		Borrower 1 Business Tax Returns Missing	2
		Approval/Underwriting Summary Not Provided	2
		Missing VVOE dated within 10 days consummation	2
		Missing Trust Agreement	2
		The Final 1003 is Missing	1
		Open Current Charge offs	1
		Income 1 Months Income Verified is Missing	1
		Missing evidence Mortgage/Deed of Trust will be recorded	1
		Foreclosure less than 7 years from application	1
		Missing final HUD-1 from sale of non-subject property	1
		Title Coverage is Less than Subject Lien	1
		Missing Fraud Product	1
		Income 4 Months Income Verified is Missing	1
		Borrower 2 Personal Bank Statements Missing	1
		Flood Certificate Partially Provided	1
		Borrower 2 Tax Returns Not Signed	1
		Fraud Report Missing	1
		Missing Lease Agreement	1
		The Total Hazard Coverage is LESS than the Required Coverage Amount	1
		Assets do not meet guideline requirements	1
		Borrower 1 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		Income 2 Income Trend is Decreasing	1
		Flood Certificate Missing	1
		Missing letter of explanation	1
		OFAC Check Not Completed and/or Cleared	1
		Missing Letter of Explanation (Credit)	1
		Other Property Insurance Policy Missing	1
		Borrower 1 Personal Bank Statements Missing	1
		Flood Insurance Policy Missing	1
		Borrower 1 Personal Tax Returns Missing	1
		Borrower 2 Credit Report is Missing	1
		HO-6 Insurance Policy is Missing	1
		Borrower 1 Credit Report is Expired	1
		VOE performed more than 10 days prior to closing	1
		Income documentation does not meet guidelines	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Third Party Fraud Report not Provided	1
		Approval/Underwriting Summary Partially Provided	1
		Borrower 2 Gap Credit Report is Expired (Greater than 10 Days from Closing/Settlement Date)	1
		Borrower 1 Separation Agreement Missing	1
		HMDA Data Tape Not Provided	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Missing current budget from HOA	1
		Named Insured on Hazard Insurance does not match Borrower(s) Name(s)	1
		HO6 Master Insurance Policy is Partial	1
		Employment Gaps in Employment Without Sufficient Explanation	1
		Income 3 Income Trend is Decreasing	1
		Total Credit Grade (A) Exceptions:	3557
	B	Audited DTI Exceeds Guideline DTI	11
		Approval/Underwriting Summary Partially Provided	5
		Hazard insurance dwelling coverage is not sufficient	2
		Audited CLTV Exceeds Guideline CLTV	2
		Audited HCLTV Exceeds Guideline HCLTV	2
		Hazard Insurance Effective Date is after the Disbursement Date	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Leasehold Agreement Missing	1
		Cash Out Does Not Meet Guideline Requirements	1
		Approval/Underwriting Summary Not Provided	1
		Total Credit Grade (B) Exceptions:	27

Compliance	A	No Compliance Findings	1888
		Higher-Priced Mortgage Loan Test	1212
		Charges That Cannot Increase Test	97
		CA AB 260 Higher-Priced Mortgage Loan Test	80
		MD COMAR Higher-Priced Mortgage Loan Test	59
		Charges That In Total Cannot Increase More Than 10% Test	59
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	25
		OK HOEPA Higher-Priced Mortgage Loan Test	18
		Initial Closing Disclosure Delivery Date Test	16
		CT Nonprime Home Loan Test	12
		Regulation § 1026.43(c)(2)(vi) failure - The consumer's current debt obligations, alimony, and child support or other debt obligations were not confirmed and included in the DTI or excluded per lender guidelines.	11
		Lender Credits That Cannot Decrease Test	9
		Qualified Mortgage Lending Policy Points and Fees Test	5
		TILA Right of Rescission Test	4
		Regulation § 1026.43(c)(2)(v) failure - The consumer's monthly payment for mortgage-related obligations not properly considered	3
		Collateral Protection Act, 815 Ill. Comp. Stat. 180/1 et seq. - Collateral Protection Notice was not provided	3
		Right of Rescission is Missing	3
		Collateral Protection Act, Mo. Rev. Stat. §§ 427.120; 427.125 - Collateral Protection Notice was not provided	3
		Or. Rev. Stat. Ann. § 746.201 Collateral Protection Notice was not provided (Disclosure Page v2)	3
		Qualified Mortgage Safe Harbor Threshold	2
		Revised Closing Disclosure Delivery Date and Changed Circumstances Date Test	2
		Higher-Priced Mortgage Loan Evidence of Appraisal Delivery to the Borrower Not Provided (12 CFR 1026.35(c)(6))	2
		CD: Liability After Foreclosure Not Complete	2
		MD Credit Regulations Covered Loan Points and Fees Threshold Test	2
		RESPA Homeownership Counseling Organizations Disclosure Date Test	1
		W. Va. Code Ann. § 46A-3-109a(b) - Collateral Protection Notice was not provided	1
		Right of Rescission is Partially Provided	1
		Missing evidence required disclosure provided at closing	1
		Late Charge Percent is greater than 6%	1
		Missing Initial Escrow Disclosure	1
		High-Cost Mortgage Timing of Disclosure Test	1
		Missing Note	1
		Higher-Priced Mortgage Loan	1
		Missing Required Affiliated Business Disclosure	1
		Intent to Proceed is Missing	1
		Condo Rider is Missing	1
		High-Cost Mortgage Points and Fees Threshold Test	1
		Non-Borrower Title Holder Did Not Receive Right of Rescission Form	1
		High-Cost Mortgage Pre-Loan Counseling Date Test	1
		O.C.G.A. § 7-6a-2(12)(G)(ii) - Attorney Preference, Right to Choose Attorney disclosure was not provided	1
		Right of Rescission is Not Executed	1
		CA Per Diem Interest Amount Test	1
		SC HCCHLA High Cost Home Loan Points and Fees Threshold Test	1
		High-Cost Mortgage Late Fee Test	1
		TRID Disclosure Delivery and Receipt Date Validation Test	1
		Post-Consummation Cure Reimbursement and Revised Closing Disclosure Delivery Date Test	1
		Missing Credit Score Disclosure (FACTA)	1
		Initial Loan Estimate Delivery Date Test (from application)	1
		Total Compliance Grade (A) Exceptions:	3544
	B	Charges That Cannot Increase Test	35
		Charges That In Total Cannot Increase More Than 10% Test	13
		Missing Required Affiliated Business Disclosure	12
		Homeownership Counseling Disclosure Is Missing	7
		TILA Right of Rescission Test	5
		Lender Credits That Cannot Decrease Test	3
		NY GRBB Part 41 High Cost Home Loan Points and Fees Threshold Test	2
		NY AB 11856 High Cost Home Loan Points and Fees Threshold Test	2
		eSigned Documents Consent is Missing	2
		NY AB 11856 High Cost Home Loan Mandatory Escrow Account Test	2
		TILA Finance Charge Test	1
		Intent to Proceed is Missing	1
		Incorrect rescission model used - RTC form model H-9 used for refinance not with Original Lender or Lender Affiliate	1
		MD Credit Regulations Covered Loan Points and Fees Threshold Test	1
		GAFLA 3/2003 High Cost Home Loan Points and Fees Threshold Test	1
		Total Compliance Grade (B) Exceptions:	88
Property	A	No Property Findings	3169
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	68
		HOA Questionnaire is Missing	16
		Appraisal is Missing	12
		Property/Appraisal General	10
		Condo Approval Missing	6
		FEMA Post Disaster Inspection Report not Provided	6
		Appraisal is Expired	2
		HOA Does Not Meet Guidelines	1
		The appraiser was not licensed (Primary Value)	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Total Property Grade (A) Exceptions:	3292
	B	Condo Approval Missing	9
		External Obsolescence Present	2
		Total Property Grade (B) Exceptions:	11

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The valuation methodology substantially meets the published guidelines, and no other property or valuation related defects were identified. If an appraisal was provided, the appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The valuation methodology did not meet the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. If an appraisal was provided, the appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. If an appraisal was provided, the appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing an origination valuation product or there was not sufficient valuation documentation to perform a review.